                                                                    Exhibit 10.1

                                SECOND AMENDMENT
                                       TO
             THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

      THIS SECOND  AMENDMENT  to Third  Amended and  Restated  Loan and Security
Agreement (this "Amendment") is entered into this 6th day of November,  2007, by and between  Silicon  Valley Bank ("Bank") and  GlobalOptions,  Inc., a Delaware
corporation and The Bode Technology Group, Inc.  (collectively,  the "Borrower")
each of whose address is 1615 L St., Suite 300, Washington, DC 20036.

                                    RECITALS

      A. Bank and Borrower  have entered  into that  certain  Third  Amended and
Restated Loan and Security  Agreement  dated as of May 14, 2007, as amended by a
First  Amendment,  dated  June 27,  2007  (as the same may from  time to time be amended, modified, supplemented or restated, the "Loan Agreement").

      B. Bank has extended credit to Borrower for the purposes  permitted in the
Loan Agreement.

      C. Borrower has requested that Bank amend the Loan Agreement to (i) revise certain  covenants  thereunder and (ii) make certain other revisions to the Loan
Agreement as more fully set forth herein.

      D. Bank has agreed to so amend certain  provisions of the Loan  Agreement, but only to the extent, in accordance with the terms,  subject to the conditions and in reliance upon the representations and warranties set forth below.

                                    AGREEMENT

      NOW, THEREFORE,  in consideration of the foregoing recitals and other good and  valuable  consideration,  the  receipt  and  adequacy  of which  is  hereby acknowledged,  and intending to be legally  bound,  the parties  hereto agree as follows:

      1.    DEFINITIONS.   Capitalized  terms  used  but  not  defined  in  this
Amendment shall have the meanings given to them in the Loan Agreement.

      2.    AMENDMENTS TO LOAN AGREEMENT

            2.1  Section  6.2(a) is hereby  amended  in part,  to (a) delete the
"and"  after  subsection  (v)  thereof,  (b)  delete  the  period  at the end of subsection  (vi) and insert "; and" in its place;  and (c) add the following new subsection (vii) to the end of the existing Section as follows:

                  "(vii) upon request of Bank,  weekly,  as of the last Business
                  Day of each  week,  reports  of all cash and Cash  Equivalents held at other  financial  institutions,  in form and substance satisfactory to Bank."

            2.2 Section 6.3(c) of the Loan Agreement is hereby amended, in part, to delete the dollar amount  "$10,000,000" and replace it with the dollar amount
"$20,000,000" therein.

            2.3 Section  6.8(a) of the Loan  Agreement is hereby  deleted in its entirety and replaced with the following:

                  "(a)   Maintain   Borrowers',   Guarantor's   and   Borrowers'
                  Subsidiaries' depository and operating accounts and securities accounts with Bank or Bank's  Affiliates;  provided,  however, that such entities may maintain no more than $100,000 in petty cash,  in the  aggregate at any one time,  at other  financial institutions."

            2.4 Section 6.9(a) of the Loan Agreement is hereby amended, in part, to add the following new sentence to the end of such Section:

                  "Notwithstanding  anything to the  contrary in the  foregoing, for the periods  ending August 31 and September 30, 2007,  the calculation  of  Liquidity,  for  purposes of the covenant set forth in this Section 6.9(a) only,  will include,  in addition to the items listed above,  cash and Cash  Equivalents held by
                  Borrower at other financial institutions."

            2.5 The  definition of "EBDA" in Section 13.1 of the Loan  Agreement is hereby amended, in part, to add the following new sentence to the end of such definition:

                  "Notwithstanding  anything to the  contrary in the  foregoing, for the period  ending  August  31,  2007  through  the period ending  January  31,  2008,  EBDA shall also  include,  to the extent  deducted  in  the  calculation  of Net  Income,  up to
                  $750,000 per month in actual cash expenses  incurred  directly in connection  with the Equity Event,  from  September 1, 2007 through November 30, 2007."

            2.6 The  definition of "Revolving  Line" in Section 13.1 of the Loan
Agreement is hereby deleted in its entirety and replaced with the following:

                  "`REVOLVING LINE' is an Advance or Advances in an amount equal to Twenty Million Dollars ($20,000,000.00)."

      3.    LIMITATION OF AMENDMENTS.

            3.1 The amendments set forth in SECTION 2, above,  are effective for the  purposes  set forth  herein and shall be limited  precisely  as written and shall not be deemed to (a) be a consent to any amendment, waiver or modification of any other term or condition of any Loan Document,  or (b) otherwise prejudice any right or remedy  which Bank may now have or may have in the future  under or in connection with any Loan Document.

            3.2 This Amendment shall be construed in connection with and as part of the Loan Documents and all terms,  conditions,  representations,  warranties, covenants  and  agreements  set  forth in the Loan  Documents,  except as herein amended,  are hereby  ratified and  confirmed and shall remain in full force and effect.

      4.    REPRESENTATIONS  AND  WARRANTIES.  To induce Bank to enter into this
Amendment, Borrower hereby represents and warrants to Bank as follows:

            4.1  Immediately  after  giving  effect  to this  Amendment  (a) the representations  and  warranties  contained  in the  Loan  Documents  are  true, accurate and complete in all material  respects as of the date hereof (except to the extent such  representations  and  warranties  relate to an earlier date, in which  case  they are true and  correct  as of such  date),  and (b) no Event of
Default has occurred and is continuing;

            4.2 Borrower has the power and authority to execute and deliver this
Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

            4.3 The  organizational  documents of Borrower  delivered to Bank on the Closing Date remain true,  accurate and complete and have not been  amended, supplemented or restated and are and continue to be in full force and effect;

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            4.4 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement,  as amended by this Amendment, have been duly authorized;

            4.5 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement,  as amended by this  Amendment,  do not and will not  contravene  (a) any law or  regulation binding on or affecting Borrower, (b) any contractual  restriction with a Person binding on  Borrower,  (c) any order,  judgment  or decree of any court or other governmental  or public body or authority,  or subdivision  thereof,  binding on
Borrower, or (d) the organizational documents of Borrower;

            4.6 The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement,  as amended by this  Amendment,  do not  require  any  order,  consent,  approval,  license, authorization  or validation of, or filing,  recording or registration  with, or exemption  by any  governmental  or public  body or  authority,  or  subdivision thereof,  binding on either  Borrower,  except as already  has been  obtained or made; and

            4.7 This  Amendment has been duly executed and delivered by Borrower and is the binding  obligation  of  Borrower,  enforceable  against  Borrower in accordance  with its  terms,  except as such  enforceability  may be  limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general  application and equitable  principles  relating to or affecting creditors' rights.

      5.    COUNTERPARTS.  This  Amendment  may be  executed  in any  number  of counterparts  and all of such  counterparts  taken  together  shall be deemed to constitute one and the same instrument.

      6.    EFFECTIVENESS. This Amendment shall be deemed effective upon (a) the due  execution  and delivery to Bank of this  Amendment by each party hereto and
(b)  Borrower's  payment of all of Bank's legal costs and expenses in connection herewith.

                            [Signature page follows.]

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      IN WITNESS  WHEREOF,  the parties  hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BANK:                                 BORROWER:

SILICON VALLEY BANK                   GLOBALOPTIONS, INC.

By:  /s/ Megan Scheffel               By:  /s/ Jeffrey O. Nyweide
     -------------------------------       -------------------------------
Name:  Megan Scheffel                 Name:  Jeffrey O. Nyweide
       -----------------------------         -----------------------------
Title:  Senior Vice President         Title:  Chief Financial Officer
        ----------------------------          ----------------------------

                                      THE BODE TECHNOLOGY GROUP, INC.

                                      By:  /s/ Jeffrey O. Nyweide
                                           -------------------------------
                                      Name:  Jeffrey O. Nyweide
                                             -----------------------------
                                      Title:  Chief Financial Officer
                                              ----------------------------

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